SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM S-8
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

NEUROGEN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	22-2845714 (I.R.S. Employer Identification No.)

35 Northeast Industrial Road
Branford, Connecticut 06405
(Address of principal executive offices and zip code)

NEUROGEN CORPORATION 401(k) RETIREMENT PLAN
(Full title of the plan)

Stephen R. Davis
Executive Vice President
Neurogen Corporation
35 Northeast Industrial Road
Branford, Connecticut 06405
(203) 488-8201

(Name, address and telephone number,
including area code, of agent for service)

Copies to:

Donald B. Brant, Jr., Esq.
Milbank, Tweed, Hadley & McCloy LLP
1 Chase Manhattan Plaza
New York, New York 10005

CALCULATION OF REGISTRATION FEE

Title of securities to be registered	Amount to be registered	Proposed maximum offering price per share*	Proposed maximum aggregate offering price*	Amount of registration fee
Common Stock, par value $.025 per share**	250,000	$3.56	$890,000	$72.00

*Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(h) based upon the average of the high and low sale price of the Common Stock on March 27, 2003 as reported on the NASDAQ National Market.

**In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the Neurogen Corporation 401(k) Retirement Plan.

PART II

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

This registration statement is filed for the purpose of registering 250,000 additional shares of Common Stock by Neurogen Corporation (the "Registrant") for use in connection with the Neurogen Corporation 401(k) Retirement Plan (the "Plan"). In accordance with General Instruction E to Form S-8, the Registrant incorporates by reference the contents of the Registrant's Registration Statement on Form S-8, File No. 333-07957, filed on July 10, 1996.

ITEM 8. EXHIBITS.
EXHIBIT NO.	DESCRIPTION
5.1	Opinion of Milbank, Tweed, Hadley & McCloy LLP, Counsel to Registrant.
23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountants.
24.1	Powers of Attorney of Frank C. Carlucci, William H. Koster, Stephen R. Davis, John Simon, Craig Saxton, Robert N. Butler, Suzanne Woolsey, Barry M. Bloom, Mark Novitch, Julian C. Baker and Felix J. Baker.

The Registrant undertakes that the Registrant has submitted the Plan and all amendments thereto to the Internal Revenue Service ("IRS") in a timely manner and has made all changes required by the IRS in order to qualify the Plan.

SIGNATURES

The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Branford, State of Connecticut, on this 2nd day of April 2003.

NEUROGEN CORPORATION

By: /S/ STEPHEN R. DAVIS
------------------------------------------
Stephen R. Davis
Executive Vice President and
Chief Business Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.
SIGNATURE	TITLE	DATE

*
	Chairman of the Board and Director	April 2, 2003
Frank C. Carlucci

/S/ WILLIAM H. KOSTER
William H. Koster, Ph.D.	President, Chief Executive Officer and Director (Principal Executive Officer)	April 2, 2003

/S/ STEPHEN R. DAVIS
	Executive Vice President, Chief Business Officer and Director (Principal Financial and Accounting Officer)	April 2, 2003
Stephen R. Davis

*
	Director	April 2, 2003
John Simon

	Director	April 2, 2003
Robert N. Butler, M.D.

*
	Director	April 2, 2003
Suzanne H. Woolsey, Ph.D.

*
	Director	April 2, 2003
Barry M. Bloom, Ph.D.

*
	Director	April 2, 2003
Mark Novitch, M.D.

*
	Director	April 2, 2003
Julian C. Baker

*
	Director	April 2, 2003
Felix J. Baker, Ph.D.

*
	Director	April 2, 2003
Craig Saxton, M.D.

*By: /S/ STEPHEN R. DAVIS AND WILLIAM H. KOSTER
-------------------------------------------------------------------------------------
Stephen R. Davis and William H. Koster, Attorneys-in-Fact

The Plan. Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the Plan) have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Branford, State of Connecticut, on this 2nd day of April 2003.

NEUROGEN CORPORATION 401(K) RETIREMENT PLAN

By: /s/ STEPHEN R. DAVIS
---------------------------------------
Stephen R. Davis
Plan Administrator

EXHIBIT 5.1

April 2, 2003

Neurogen Corporation
35 Northeast Industrial Road
Branford, CT 06405

Dear Sirs:

We refer to the Registration Statement on Form S-8 (the "Registration Statement") which Neurogen Corporation, a Delaware corporation (the "Company"), proposes to file with the Securities and Exchange Commission for the purpose of registering under the Securities Act of 1933, as amended, 250,000 shares of Common Stock of the Company, par value $.025 per share (the "Shares") pursuant to the Neurogen Corporation 401(k) Retirement Plan (the "Plan"). In connection with the foregoing registration, we have acted as counsel for the Company, and as such counsel, we are familiar with the corporate proceedings taken by the Company in connection with the authorization and sale of the Shares and with the provisions of the Plan, in accordance with which the sales of the Shares are to be made, in the form incorporated by reference as an exhibit to the Registration Statement.

We have examined originals, or copies certified to our satisfaction, of such corporate records of the Company, agreements and other instruments, certificates of public officials, certificates of officers and representatives of the Company and other documents as we have deemed necessary to require as a basis for the opinions hereinafter expressed. In such examination we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity with the original documents of all documents submitted to us as copies and the authenticity of the originals of such latter documents. As to various questions of fact material to such opinions we have, when relevant facts were not independently established, relied upon certifications by officers of the Company and other appropriate persons and statements contained in the Registration Statement.

Based upon the foregoing, and having regard to legal considerations which we deem relevant, we are of the opinion that the Shares have been duly authorized and, when certificates representing the Shares shall have been executed in facsimile by proper officers of the Company, authenticated by the transfer agent and registrar for the Shares, delivered to persons entitled thereto pursuant to the Plan in accordance with the terms thereof and paid for at the prices specified therein, the Shares will have been legally and validly issued, fully paid and nonassessable.

We hereby consent to the filing of this opinion as Exhibit 5.1 to the Registration Statement.

Very truly yours,

Milbank, Tweed, Hadley & McCloy LLP

EXHIBIT 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 14, 2003 relating to the financial statements of Neurogen Corporation, which appears in Neurogen Corporation's Annual Report on Form 10-K for the year ended December 31, 2002.

We also consent to the incorporation by reference in this Registration Statement of our report dated June 14, 2002 relating to the financial statements of Neurogen Corporation 401(k) Retirement Plan, which appears in the Annual Report of Neurogen Corporation 401(k) Retirement Plan on Form 11-K for the year ended December 31, 2001.

PricewaterhouseCoopers LLP
Hartford, Connecticut
April 1, 2003

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint each of William H. Koster and Stephen R. Davis, his or her attorney-in-fact and agent with full power of substitution and resubstitution for and in his or her name, place and stead, in any and all capacities, to execute for and on his or her behalf a Registration Statement pursuant the Securities Act of 1933, as amended, on Form S-8 relating to (a) the sale and/or issuance of up to an additional 250,000 shares of Neurogen Corporation Stock in respect of the Neurogen Corporation 401 (k) Retirement Plan (the "Plan"), and (b) an indeterminate number of interests in the Plan, to be so registered and any and all amendments to the foregoing Registration Statement on Form S-8, which amendments may make such changes in the Registration Statement on Form S-8 as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of April 2003.

/s/FELIX J. BAKER
-------------------------------
Felix J. Baker

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint each of William H. Koster and Stephen R. Davis, his or her attorney-in-fact and agent with full power of substitution and resubstitution for and in his or her name, place and stead, in any and all capacities, to execute for and on his or her behalf a Registration Statement pursuant the Securities Act of 1933, as amended, on Form S-8 relating to (a) the sale and/or issuance of up to an additional 250,000 shares of Neurogen Corporation Stock in respect of the Neurogen Corporation 401 (k) Retirement Plan (the "Plan"), and (b) an indeterminate number of interests in the Plan, to be so registered and any and all amendments to the foregoing Registration Statement on Form S-8, which amendments may make such changes in the Registration Statement on Form S-8 as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of April 2003.

/s/JULIAN C. BAKER
-------------------------------
Julian C. Baker

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint each of William H. Koster and Stephen R. Davis, his or her attorney-in-fact and agent with full power of substitution and resubstitution for and in his or her name, place and stead, in any and all capacities, to execute for and on his or her behalf a Registration Statement pursuant the Securities Act of 1933, as amended, on Form S-8 relating to (a) the sale and/or issuance of up to an additional 250,000 shares of Neurogen Corporation Stock in respect of the Neurogen Corporation 401 (k) Retirement Plan (the "Plan"), and (b) an indeterminate number of interests in the Plan, to be so registered and any and all amendments to the foregoing Registration Statement on Form S-8, which amendments may make such changes in the Registration Statement on Form S-8 as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of April 2003.

/s/BARRY M. BLOOM
-------------------------------
Barry M. Bloom

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint each of William H. Koster and Stephen R. Davis, his or her attorney-in-fact and agent with full power of substitution and resubstitution for and in his or her name, place and stead, in any and all capacities, to execute for and on his or her behalf a Registration Statement pursuant the Securities Act of 1933, as amended, on Form S-8 relating to (a) the sale and/or issuance of up to an additional 250,000 shares of Neurogen Corporation Stock in respect of the Neurogen Corporation 401 (k) Retirement Plan (the "Plan"), and (b) an indeterminate number of interests in the Plan, to be so registered and any and all amendments to the foregoing Registration Statement on Form S-8, which amendments may make such changes in the Registration Statement on Form S-8 as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of April 2003.

/s/ROBERT N. BUTLER
-------------------------------
Robert N. Butler

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint each of William H. Koster and Stephen R. Davis, his or her attorney-in-fact and agent with full power of substitution and resubstitution for and in his or her name, place and stead, in any and all capacities, to execute for and on his or her behalf a Registration Statement pursuant the Securities Act of 1933, as amended, on Form S-8 relating to (a) the sale and/or issuance of up to an additional 250,000 shares of Neurogen Corporation Stock in respect of the Neurogen Corporation 401 (k) Retirement Plan (the "Plan"), and (b) an indeterminate number of interests in the Plan, to be so registered and any and all amendments to the foregoing Registration Statement on Form S-8, which amendments may make such changes in the Registration Statement on Form S-8 as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of April 2003.

/s/FRANK C. CARLUCCI
-------------------------------
Frank C. Carlucci

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint each of William H. Koster and Stephen R. Davis, his or her attorney-in-fact and agent with full power of substitution and resubstitution for and in his or her name, place and stead, in any and all capacities, to execute for and on his or her behalf a Registration Statement pursuant the Securities Act of 1933, as amended, on Form S-8 relating to (a) the sale and/or issuance of up to an additional 250,000 shares of Neurogen Corporation Stock in respect of the Neurogen Corporation 401 (k) Retirement Plan (the "Plan"), and (b) an indeterminate number of interests in the Plan, to be so registered and any and all amendments to the foregoing Registration Statement on Form S-8, which amendments may make such changes in the Registration Statement on Form S-8 as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of April 2003.

/s/STEPHEN R. DAVIS
-------------------------------
Stephen R. Davis

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint each of William H. Koster and Stephen R. Davis, his or her attorney-in-fact and agent with full power of substitution and resubstitution for and in his or her name, place and stead, in any and all capacities, to execute for and on his or her behalf a Registration Statement pursuant the Securities Act of 1933, as amended, on Form S-8 relating to (a) the sale and/or issuance of up to an additional 250,000 shares of Neurogen Corporation Stock in respect of the Neurogen Corporation 401 (k) Retirement Plan (the "Plan"), and (b) an indeterminate number of interests in the Plan, to be so registered and any and all amendments to the foregoing Registration Statement on Form S-8, which amendments may make such changes in the Registration Statement on Form S-8 as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of April 2003.

/s/WILLIAM H. KOSTER
-------------------------------
William H. Koster

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint each of William H. Koster and Stephen R. Davis, his or her attorney-in-fact and agent with full power of substitution and resubstitution for and in his or her name, place and stead, in any and all capacities, to execute for and on his or her behalf a Registration Statement pursuant the Securities Act of 1933, as amended, on Form S-8 relating to (a) the sale and/or issuance of up to an additional 250,000 shares of Neurogen Corporation Stock in respect of the Neurogen Corporation 401 (k) Retirement Plan (the "Plan"), and (b) an indeterminate number of interests in the Plan, to be so registered and any and all amendments to the foregoing Registration Statement on Form S-8, which amendments may make such changes in the Registration Statement on Form S-8 as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of April 2003.

/S/ MARK NOVITCH
-------------------------------
Mark Novitch

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint each of William H. Koster and Stephen R. Davis, his or her attorney-in-fact and agent with full power of substitution and resubstitution for and in his or her name, place and stead, in any and all capacities, to execute for and on his or her behalf a Registration Statement pursuant the Securities Act of 1933, as amended, on Form S-8 relating to (a) the sale and/or issuance of up to an additional 250,000 shares of Neurogen Corporation Stock in respect of the Neurogen Corporation 401 (k) Retirement Plan (the "Plan"), and (b) an indeterminate number of interests in the Plan, to be so registered and any and all amendments to the foregoing Registration Statement on Form S-8, which amendments may make such changes in the Registration Statement on Form S-8 as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of April 2003.

/s/CRAIG SAXTON
-------------------------------
Craig Saxton

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint each of William H. Koster and Stephen R. Davis, his or her attorney-in-fact and agent with full power of substitution and resubstitution for and in his or her name, place and stead, in any and all capacities, to execute for and on his or her behalf a Registration Statement pursuant the Securities Act of 1933, as amended, on Form S-8 relating to (a) the sale and/or issuance of up to an additional 250,000 shares of Neurogen Corporation Stock in respect of the Neurogen Corporation 401 (k) Retirement Plan (the "Plan"), and (b) an indeterminate number of interests in the Plan, to be so registered and any and all amendments to the foregoing Registration Statement on Form S-8, which amendments may make such changes in the Registration Statement on Form S-8 as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of April 2003.

/s/JOHN SIMON
-------------------------------
John Simon

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL YE PERSONS BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint each of William H. Koster and Stephen R. Davis, his or her attorney-in-fact and agent with full power of substitution and resubstitution for and in his or her name, place and stead, in any and all capacities, to execute for and on his or her behalf a Registration Statement pursuant the Securities Act of 1933, as amended, on Form S-8 relating to (a) the sale and/or issuance of up to an additional 250,000 shares of Neurogen Corporation Stock in respect of the Neurogen Corporation 401 (k) Retirement Plan (the "Plan"), and (b) an indeterminate number of interests in the Plan, to be so registered and any and all amendments to the foregoing Registration Statement on Form S-8, which amendments may make such changes in the Registration Statement on Form S-8 as such attorney-in-fact deems appropriate, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission and the NASDAQ Stock Market, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of April 2003.

/s/SUZANNE WOOLSEY
-------------------------------
Suzanne Woolsey